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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 13, 2004 relating to the financial statements and financial statement schedule of Aerogen, Inc., which appear in Aerogen, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, California
May 19, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS